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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date Of Earliest Event Reported) August 11, 2000


                           Transworld Healthcare, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)


            1-11570                                 13-3098275
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    (Commission File Number)            (I.R.S. Employer Identification No.)


                  555 Madison Avenue, New York, New York 10022
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 750-0064



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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.


         On August 11, 2000, Mr. Wayne Palladino resigned as Chief Financial Officer of Transworld Healthcare, Inc. Mr. Jack Wynne, who is a fully certified accountant, previously employed by Coopers & Lybrand, LLP, and most recently by Wassall USA, Inc., has been appointed.


         Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve unknown risks and uncertainties which may cause actual results in the future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 11, 2000



                               TRANSWORLD HEALTHCARE, INC.

                               By: /s/ John B. Wynne
                                   ----------------------
                                   John B. Wynne
                                   Vice President and Chief Financial
                                   Officer (Principal Financial Officer and
                                   Duly Authorized to Sign on Behalf of
                                   Registrant)







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